                        FIRST EAGLE VARIABLE FUNDS, INC.

                       FIRST EAGLE OVERSEAS VARIABLE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                       SUPPLEMENT DATED DECEMBER 23, 2003
                       TO PROSPECTUS DATED APRIL 30, 2003

                     Changes to Certain Investment Policies

The Board of Directors of the First Eagle Variable Funds recently approved changes to certain investment policies of First Eagle Overseas Variable Fund. These changes are described below and will become effective on March 1, 2004.

Precious Metals Investing. The Fund currently invests a portion of its assets in companies connected to the precious metals industry (e.g., precious metals finance or mining, processing and other operating companies). The investment adviser believes, however, that directly investing in precious metals will enable the Fund to more fully participate in these markets on your behalf. Accordingly, the Board of Directors has resolved to permit the Fund to make such investments, as well as to purchase and sell related commodities contracts (and options on such contracts).

These investments will carry risks similar to those of investing in companies connected to the precious metals industry, whose securities are susceptible to factors affecting the price of gold and other precious metals. Such factors include changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets. Finally, investing in precious metals directly involves other risks, including (1) additional custody and transaction (i.e., brokerage) costs, (2) the absence of dividends or other current payments, (3) potentially negative tax consequences that require monitoring income derived from precious metals, and (4) in the case of futures contracts and similar 'derivative' instruments, special volatility and default risks.

Portfolio Company Capitalization. The Fund currently invests primarily in securities of small and mid-cap companies (which the investment adviser considers as having a market capitalization of less than $10 billion). On recommendation of the investment adviser and in order to increase flexibility for the Fund, the Board of Directors has resolved to permit the Fund to invest in companies without regard to their capitalization.

Because investments taking advantage of this additional flexibility will be made only over time, it should be expected that in the near-term a significant portion of the investments of the Fund would continue to be in securities of small and mid-cap companies. Historically, securities of smaller companies have been more volatile in price than those of larger companies, especially over the short-term. As a consequence, the securities of smaller companies may both appreciate and depreciate in value more and faster than those of larger companies.

                                *    *    *    *

The information contained in this Supplement modifies the Company's Prospectus dated April 30, 2003. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) the information contained in those sections of the Prospectus entitled 'Investment Objectives and Principal Investment Strategies', 'Related Investment Strategies', and 'Principal Investment Risks'.